UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 14, 2019
(Date of Report (Date of earliest event reported))

DELTA TUCKER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Old Meadow Road
McLean, Virginia 22102
(571) 722-0210
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 14, 2019, DynCorp International Inc. (“DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc. (“Holdings” and together with DynCorp International, the “Companies”) issued a press release announcing the results of the Companies' financial performance for the quarter ended June 30, 2019. The Companies will hold a conference call at 10:00 a.m. ET on August 14, 2019 to discuss this information further. Chief Executive Officer George Krivo and Chief Financial Officer William Kansky will review the financial results and business developments for the quarter ended June 30, 2019. Interested parties are invited to listen to the call. The press release is furnished herewith as Exhibit 99.1 to the Form 8-K.
The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.
This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws. These forward looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other SEC reports of Holdings, including that actual events or results may differ materially from those in the forward-looking statements.
Additionally, Exhibit 99.1 contains various non-GAAP financial measures as defined by Regulation G. Reconciliations of each non-GAAP financial measure to its comparable GAAP financial measure can be found in the press release.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
The following exhibits are furnished herewith:
99.1    Press Release issued by the Companies on August 14, 2019 furnished pursuant to Item 2.02 of this Form 8-K.

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Companies on August 14, 2019, furnished pursuant to Item 2.02 of this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 14, 2019	DELTA TUCKER HOLDINGS, INC.

/s/ William T. Kansky
William T. Kansky
Senior Vice President and Chief Financial Officer